Exhibit 10.8

BYLAWS

OF

MEDICAL GROUP SERVICES, INC.

BYLAWS

OF

MEDICAL GROUP SERVICES, INC.

ARTICLE I

OFFICES

The principal office of the corporation shall be 6800 W. Dale Mabry Highway, Suite 154, Tampa, Florida 33614.

The corporation may also have offices at such other places as the Board of Directors may from time to time appoint, or as the business of the corporation may require.

ARTICLE II

STOCKHOLDERS MEETING

SECTION 1. THE PLACE OF THE MEETINGS of the stockholders shall be the principal office of the Corporation in the City of Tampa, State of Florida, or such other place as shall be determined, from time to time, by the Board of Directors, and the place of the meeting shall not be held shall be stated in the notice and call of the meeting. A change in the place of the meeting shall not be made within twenty (20) days next before the day on which an election of directors is to be held, and a notice of any change shall be given to each Stockholder twenty (20) days before the election is to be held.

SECTION 2. THE ANNUAL MEETING of the Stockholders for the election of Directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting shall be held on such date in the month of January and at such time and place within the State of Florida as the Directors may designate. If the Annual Meeting of Stockholders be not held as herein prescribed, the election of directors may be held at a meeting thereafter called pursuant to these By-Laws.

SECTION 3. THE VOTING AT ALL MEETINGS of Stockholders may be viva voce, but any qualified voter may demand a stock vote, whereupon such stock vote shall be taken by ballot, each of which shall state the name of the Stockholder voting and the number of shares voted by him, and if such ballot be cast by a proxy, it shall also state the name of such proxy.

At a meeting of the Stockholders, every Stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such Stockholder and bearing a date not more than one (1) year prior to said meeting. Each Stockholder shall have one (1) vote for each share of stock having voting power, registered in his name on the books of the corporation, and except where the transfer books of the corporation shall have been closed or a date shall have been fixed as a record date for the determination of its Stockholders entitled to vote, no share of stock shall be voted which shall have been transferred on the books of the corporation within twenty (20) days next preceding such election of Directors.

A complete list of the Stockholders entitled to vote at the ensuing election, arranged in alphabetical order, and the number of voting shares held by each, shall be prepared by the secretary, who shall have charge of the stock ledge, and filed in the office where the election is to be held, at least ten (10) days before every election, and shall, during the usual hours for business, and during the whole time of said election, be open to examination of any Stockholder.

SECTION 4. THE ORDER OF BUSINESS at the Annual Meeting of Stockholders shall be as follows:

A.	Calling Meeting to Order

B.	Proof of Mailing Notice of Meeting or Waiver of Notice

C.	Reading of Minutes of Last Previous Annual Meeting

D.	Reports of Officers

E.	Reports of Committees

F.	Election of Directors

G.	Miscellaneous Business

SECTION 5. SPECIAL MEETINGS of the Stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President, or by a majority of the Board of Directors; or by the Secretary, upon the request of Stockholders owning fifty-one (51%) percent of the outstanding stock of the corporation entitled to vote at such meeting.

SECTION 6. NOTICE of the time and place of the Annual Meeting of Stockholders shall be given by mailing written or printed notice of same at least ten (10) days, and not more than sixty (60) prior to the meeting, and the notice of the time and place and purpose of such Special Meeting shall be given by written or printed notice of the same at least ten (10) days and not more than sixty (60) days prior to the meeting, with postage prepaid, to each Stockholder of record of the corporation entitled to vote at such a meeting, and addresses to the Stockholder’s last known post office address, or to the address appearing on the corporate books of the corporation; but notice of meetings may be waived. The Board of Directors may fix in advance a date, not exceeding seventy (70) days preceding the date of any meeting of the Stockholders, as a record date for the determination of the Stockholders entitled to notice of and to vote at any such meeting.

SECTION 7. A QUORUM at any Annual or Special Meeting of Stockholders shall consist of Stockholders representing either in person or by proxy, a majority of the outstanding capital stock of the corporation entitled to vote at such meeting, except, as otherwise specially provided by law or in the Articles of Incorporation. If a quorum not be present at a properly called Stockholders Meeting, the meeting may be adjourned by those present, and if a notice of such adjourned meeting, sent to all Stockholders entitled to vote thereat, which contains the time and place of holding such adjourned meeting and a statement of the purpose of the meeting, that the previous meeting failed for lack of quorum, and that under the provisions of this Section it is proposed to hold the adjourned meeting with a quorum of those present, then at such adjourned meeting, except as may be otherwise required by law or provided in the Articles Of Incorporation, any number of Stockholders entitled to vote thereat, represented in person or by proxy, shall constitute a quorum, and the votes of a majority in interest of those present at such meeting shall be sufficient to transact business.

ARTICLE III

BOARD OF DIRECTORS

SECTION 1. THE MANAGEMENT of all the affairs, property and business of the corporation shall be vested in the Board of Directors consisting of not less than none more than three (30 persons. In addition to the powers and authorities of these By-Laws, and the Articles of Incorporation expressly conferred upon it, the Board of Directors may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these By-Laws directed or required to be exercised or done by the Stockholders.

SECTION 2. THE NUMBER OF DIRECTORS shall be fixed by a vote of majority of the Stockholders entitled to vote, at the first Special or Regular Meeting of the Stockholders after the incorporation of the company, and thereafter at each Annual Meeting of the Stockholders, said number of Directors to be the Directors constituting the Board of Directors for the ensuing year, and who shall hold office until their successors are elected and qualified. At the first Regular or Special Meeting of the Stockholders after the incorporation of the company, and at each Annual Meeting of the Stockholders thereafter, after determining the number of Directors who shall serve for the ensuing year as aforesaid, the Stockholders shall by a vote of majority of the Stockholders entitled to vote, determine the number of Directors that the Stockholders at said meeting shall elect, which number to be voted upon does not necessarily have to equal the number of Directors authorized for the ensuing year as aforesaid. All vacancies in the Board of Directors, as fixed by the Stockholders as aforesaid, not voted upon by the Stockholders as aforesaid, maybe filled by the Board of Directors as it shall see fit, at any Regular or Special Meeting of the Stockholders and until their successors are elected and qualified. After having determined the number of directors to serve for the ensuing year as aforesaid each Stockholder shall be entitled to vote for the number of directors determined to be voted upon as aforesaid, shown on said Stockholder’s ballot the number of share represented thereby; and the number of Directors determined to be voted upon receiving the votes of the largest number of shares, shall be elected and hold office for the ensuing year and until their successors are elected and qualified.

SECTION 3. ALL VACANCIES in the Board of Directors, whether caused by resignation, death or otherwise, may be filled by the remaining Director, or a majority of the remaining Directors, or by the Shareholders attending a stated or Special Meeting called for that purpose, even though less than a quorum be present. A Director thus elected to fill any vacancy shall hold office for the unexpired term of his predecessor, and until his successor is elected and qualified.

SECTION 4. THE FIRST MEETING of each newly elected Board shall be held immediately following the Annual Meeting of the Stockholders, provided a majority of the Directors elected by the Stockholders and by the Board of Directors pursuant to Article III, Section 2., shall be present; or they may meet at such place and time as shall be fixed by the consent in writing of all the Directors.

SECTION 5. REGULAR MEETINGS of the Board of Directors may be held at the principal office of the corporation or at such other places or places, within or without the State of Florida, as the Board of Directors may from time to time designate.

SECTION 6. SPECIAL MEETING of the Board of Directors may be called at any time by the President, or in his absence, by a Vice President or by a majority of the directors; to be held at the principal office of the corporation, or at such other place or places; within or without the State of Florida, as the notice calling the meeting may designate.

SECTION 7. NOTICE of all Special Meetings of the Board of Directors shall be given to each Director by two (2) days’ service of the same by telegram, by letter, or personally, but notice of meetings may be waived.

SECTION 8. QUORUM at all meetings of the Board of Directors shall consist of a majority of the Directors elected by the Stockholders and by the Board of Directors pursuant to Article III, Section 2.

SECTION 9. STANDING OR TEMPORARY MEETINGS may be appointed from its own number by the Board of Directors from time to time, and the Board of Directors may from time to time, invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by such Board. An Executive Committee may be appointed by resolution passes by a majority of the Directors elected by the Stockholders and by the Board of Directors pursuant to Article III, Section 2; it shall have all powers provided by statute except as specially limited by the Board. All committees so appointed shall keep regular minutes of the transactions of their meetings, and shall cause them to be recorded in books kept for that purpose in the office of the corporation, and shall report same to the Board of Directors at its next meeting.

SECTION 10. ONE VOTE shall be accorded each Director regardless of the number of shares which he may own.

SECTION 11. DIRECTORS MAY BE REMOVED with or without cause, at any time by a majority of the Stockholders entitled to vote, at any such meeting called for that purpose, or at the Annual Meeting.

ARTICLE IV

OFFICERS

SECTION 1. THE OFFICERS OF THE COMPANY shall be the President, a Vice President, a Secretary and a Treasurer, who shall be elected for one (1) year by the Directors at their first meeting after the Annual Meeting of Stockholders, and who shall hold office until their successors are elected and qualified.

One (1) person may be appointed to hold one (1), all, or any combination of the aforesaid offices as shall be determined by the Board of Directors.

SECTION 2. THE PRESIDENT shall preside at al meetings of the Board of Directors and Stockholders.

He shall present at each Annual Meeting of the Stockholders and Directors a report of the condition of the business of the corporation.

He shall cause to be called Regular and Special Meetings of the stockholders and Directors in accordance with these By-Laws.

He shall appoint and remove, employ and discharge, and fix the compensation of all servants, agents, employees and clerks of the corporation other than the duly appointed officers, subject to the approval of the Board of Directors.

He shall sign and make all contracts and agreements in the name of the corporation, and see that they are properly carried out.

He shall see that the books, reports, statements and certificates required by the statutes are properly kept, made and filed according to law.

He shall enforce these By-Laws and perform all the duties incident to the position and office, and which are required by law.

SECTION 3. THE VICE PRESIDENT shall, in the event that the President is absent or unable to render or perform his duties or exercise his powers, as set forth in these By-Laws or in the acts under which this corporation is organized, assume all of the rights, privileges, authority, duties, obligations and responsibilities of the President. The Board of Directors may, at their pleasure, omit the appointment of a person to the office of Vice President.

SECTION 4. THE SECRETARY shall keep the Minutes of the Meetings of the Board of Directors and of the Stockholders in appropriate books.

He shall give and serve all notices of the corporation.

He shall be the custodian of the records and of the seal, and affix the latter when required.

He shall keep the stock and transfer books in the manner prescribed by law, so as to show at all times the amount of capital stock. The manner and the time the same was paid in, the names of the owners thereof, alphabetically arranged, their respective places of residence, their post office addresses, the number of shares owned by each, the time at which each person became such owner and the amount paid thereon; and keep such stock and transfer books open daily during business hours at the office of the corporation, subject to the inspector of any Stockholder of the corporation, and permit such Stockholder to make extracts from said books to the extent and as prescribed by law.

He shall sign all certificates of stock.

He shall present to the Board of Directors at their stated meetings all communications addresses to him officially by the President or any officer or Stockholder of the corporation.

He shall attend to all correspondence and perform all the duties incident to the office of Secretary.

SECTION 5. THE TREASURER shall have the custody of all monies and securities of the corporation and shall keep regular books of account. He shall disburse the funds of the corporation in payment of the just demands against the corporation, taking proper vouchers for such disbursements, and shall render to the President and the

SECTION 6. IN THE CASE OF ABSENCE OR INABILITY TO ACT of any officer of the corporation and of any person herein authorized to act in his place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer, or pother person whom it may select.

SECTION 7. VACANCIES in any office arising from any cause may be filled by the Directors at and Regular or Special Meeting.

SECTION 8. THE BOARD OF DIRECTORS MAY APPOINT such other officers and agents as it shall deem necessary or expedient, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

SECTION 9. THE SALARIES of all officers of the corporation shall be fixed by the Board of Directors. The compensation of other employees and agents shall be fixed by the officers of the corporation.

SECTION 10. THE OFFICERS OF THE CORPORATION shall hold office until their successors are chosen and qualified. Any officer elected or appointed by the Board of Directors may be removed at any time with or without cause, by the affirmative vote of a majority of the whole Board of Directors.

SECTION 11. THE BOARD OF DIRECTORS MAY, by resolution, require any and all of the officers to give bonds to the corporation, with sufficient surety or sureties, conditioned for the faithful performance of the duties of their respective offices, and to comply with such other duties as may from time to time be required by the Board of Directors.

SECTION	12. OFFICERS MAY BE REMOVED at any time by a majority vote of the Board of Directors with or without cause.

ARTICLE V

DISALLOWED EXPENSES

SECTION 1. CONCERNING IRS DISALLOWED PAYMENTS any payment made to an officer and/or Director of this Corporation (such as salary, commission, bonus, interest, rent, royalty and reimbursement of entertainment expense, for example) which shall be disallowed in whole or in part as a deductible expenses by the Internal Revenue Service, shall be reimbursed by such officer and/or Director to this corporation to the full extent of such disallowance. It shall be the duty of the Directors, as a Board, to enforce recovery of any disallowed expense.

ARTICLE VI

STOCK

SECTION 1. CERTIFICATES PF STOCK shall be issued in numerical order, and each Stockholder shall be entitled to a certificate signed by the President, Vice President and the Secretary certifying to the number of shares owned by him.

In case any officer who has signed a certificate, has seized to be an officer before the certificate has been delivered, such certificate may, nevertheless, be adopted and issued and delivered by the corporation as though the officer who signed the certificate or certificates had not seized to be such officer of the corporation.

SECTION 2. TRANSFER OF STOCK shall be made only upon the transfer books of the corporation, kept at the office of the corporation and before a new certificate is issued, the old certificate shall be surrendered for cancellation. No transfers of stock shall be made in any manner which is inconsistent with the Securities and Exchange Act of 1933 as amended.

SECTION 3. REGISTERED STOCKHOLDERS only shall be entitled to be treated by the corporation as the holders in fact of the stock standing in the respective names, and the corporation shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any other person, whether or not it shall have expressed or other notice thereof, except as expressly provided by the laws of Florida, or as set out in procedures established by the Board.

SECTION 4. IN CASE OF LOSS OR DESTRUCTION of any certificate of stock another may be issued in its place upon proof of such loss or destruction, and upon the giving of satisfactory bond of indemnity to the corporation in such sum as the officers of the corporation may provide.

SECTION 5. CLOSING OF TRANSFER BOOKS. The Board of Directors shall have the power to close the stock transfer books of the corporation for a period not exceeding forty (40) days preceding the date of any meeting of Stockholders, or the date of payment of any dividend, or the date for allotment rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or for a period not exceeding forty (40) days in connection with obtaining the consent of Stockholders for any purpose; provided, however, that in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding forty (40) days preceding the date of any meeting of Stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the Stockholders entitled to notice of and to vote at any such meeting, and the adjournment thereof, such allotment rights, or to exercise the rights in respect to any change, conversion, or exchange of capital stock or to give such consent without actually closing such transfer books, and in such case such Stockholders, and only such Stockholders as shall be Stockholders of record on the date fixed, shall be entitled to such notice of and to vote at such meeting, and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any such record date fixed as aforesaid.

ARTICLE VII

FINANCES AND DIVIDENDS

SECTION 1. DIVIDENDS may be declared by the Board of Directors, in their discretion, except when the corporation is insolvent or when the payment thereof would render the corporation insolvent. Such dividends may be declared and paid only out of unreserved and unrestricted earned surplus of the corporation or out of capital surplus, but each dividend paid out of capital surplus shall be identified as a distribution of capital surplus, and the amount per share paid from such surplus shall be disclosed to the Stockholders receiving the same currently with the distribution.

SECTION 2. THE FISCAL YEAR of the corporation shall begin on the 1st day of January in each year, unless otherwise provided by the Board of Directors.

ARTICLE VIII

NOTICES

SECTION 1. WHENEVER THE PROVISIONS of the statute or these By-Laws require notice to be given to any Director, officer or Stockholder, they shall not be construed to mean personal notice; such notice may be given in writing by depositing the same in a post office or letter box, in a postpaid, sealed wrapper, addressed to such Director, officer or Stockholder at his or her address as the same appears on the books of the corporation, and the time when the same shall be mailed shall be deemed to be the time of the giving of such notice.

SECTION 2. A WAIVER of any notice in writing, signed by a Stockholder, Director or officer, whether before or after the time stated in said waiver for holding a meeting, shall be deemed equivalent to a notice requires to be given to any Director, officer or Stockholder. Presence at the meeting also constitutes a valid waiver.

ARTICLE IX

SEAL

THE SEAL OF THE CORPORATION shall be as follows:

ARTICLE X

AMENDMENT OF BY-LAWS

ALTERATION, AMENDMENT, OR REPEAL of the By-Laws may be made by a majority of the Stockholders entitled to vote at any meeting, or by the Board of Directors by a majority vote of the Directors elected by the Stockholders and by the Board of Directors at any Regular or Special Meeting, provided notice if such alteration, amendment or repeal has been given to each Director in writing at least two (2) days prior to said meeting.

ADOPTED this      day of                     , 2001.

Anthony F. Maniscalco